UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2023, (June 14, 2023)

HERITAGE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Florida	001-39471	59-2291344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12625 High Bluff Drive, Suite 305, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	HGBL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Employment Agreement with Nick Dove

On June 16, 2023, Heritage Global Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Nick Dove, President of the Industrial Assets Division of the Company, effective as of January 1, 2023 (the “Effective Date”). A description of the business background and experience of Mr. Dove, age 33, is incorporated herein by reference to the information included under the heading “Information About Our Executive Officers” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2023. Nick Dove is the nephew of Ross Dove, the Company’s Chief Executive Officer and President. The Employment Agreement was approved by the Compensation Committee of the Company.

The term of the Employment Agreement begins on the Effective Date and ends on December 31, 2026 (the “Employment Period”). Pursuant to the terms of the Employment Agreement, Mr. Dove will be entitled to an annual base salary of no less than $250,000. During the Employment Period, Mr. Dove will be entitled to participate in all health and welfare benefit plans and practices maintained by Company for its executive employees and will also be eligible to earn an annual bonus in an amount up to 10% of the NOI (defined below) during the applicable calendar year, which shall be paid no later than March 15 of the following year. For Mr. Dove, NOI means net operating income of the Company’s Industrial Assets Division (defined as the business currently conducted by Heritage Global Partners, Inc. (including its Heritage Global Valuations division) and American Laboratory Trading, Inc., as well as any other future business units or subsidiaries that Company may designate as part of the Industrial Assets Division) minus an expense allocation, which is $1,600,000 in 2023 and increases according to a formula thereafter.

Furthermore, the Company may terminate Mr. Dove’s employment at any time during the Employment Period with or without cause, and Mr. Dove may terminate his employment any time during the Employment Period with or without good reason. In the event Mr. Dove’s employment with the Company is terminated without cause, Mr. Dove will be entitled to a payment of the greater of the amount equal to (i) his then current annual salary or (ii) any prorated bonus that Mr. Dove would otherwise be entitled to receive. In the event Mr. Dove’s employment with the Company is terminated by Mr. Dove with good reason, Mr. Dove will be entitled to a payment of the amount equal to his then current annual salary. The Employment Agreement also contains standard covenants prohibiting the solicitation of employees and customers or suppliers of the Company during the twelve-month period following the termination of Mr. Dove’s employment and competition against the Company prior to the termination of Mr. Dove’s employment.

Employment Agreement with David Ludwig

On June 16, 2023, Heritage Global Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with David Ludwig, President of the Financial Assets Division of the Company, effective as of June 1, 2023 (the “Effective Date”). A description of the business background and experience of Mr. Ludwig, age 66, is incorporated herein by reference to the information included under the heading “Information About Our Executive Officers” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2023. The Employment Agreement was approved by the Compensation Committee of the Company.

The term of the Employment Agreement begins on the Effective Date and ends on December 31, 2027 (the “Employment Period”). Pursuant to the terms of the Employment Agreement, Mr. Ludwig will be entitled to an annual base salary of no less than $400,000. During the Employment Period, Mr. Ludwig will be entitled to participate in all health and welfare benefit plans and practices maintained by Company for its executive employees and will also be eligible to earn an annual bonus in an amount up to 12% of the NOI (defined below) during the applicable calendar year, which shall be paid no later than March 15 of the following year. For Mr. Ludwig, NOI means net operating income, including interest expense, of the Company’s Financial Assets Division (defined as the business currently conducted by National Loan Exchange, Inc. and Heritage Global Capital LLC) minus an expense allocation, which is $1,600,000 in 2023 and increases according to a formula thereafter.

Furthermore, the Company may terminate Mr. Ludwig’s employment at any time during the Employment Period with or without cause, and Mr. Ludwig may terminate his employment any time during the Employment Period with or without good reason. In the event Mr. Ludwig’s employment with the Company is terminated without cause or for good reason, Mr. Ludwig will be entitled to receive a prorated bonus, plus a payment of the greater of the amount equal to (i) his then current annual salary or (ii) an amount equal to four (4%) percent of the net amount of any revenues received by National Loan Exchange, Inc. on forward flow contracts entered during Mr. Ludwig’s tenure with the Company, for the twelve months succeeding Mr. Ludwig’s termination. The Employment Agreement also contains standard covenants prohibiting the solicitation of employees and customers or suppliers of the Company and competition against the Company during the twelve-month period following the termination of Mr. Ludwig’s employment.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2023, Heritage Global Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). As of April 17, 2023, the record date for the Annual Meeting, a total of 37,112,960 shares of the Company’s common stock and 565 shares of Series N Preferred Stock were outstanding and entitled to vote on all matters presented to the Company’s shareholders at the Annual Meeting. At the Annual Meeting, the Company’s shareholders considered the following proposals:

1.
To elect Michael Hexner, David Ludwig and William Burnham as Class II directors; and
2.
To ratify the appointment of UHY LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023.

Michael Hexner, David Ludwig and William Burnham were elected to serve as Class II directors. The results of the election were as follows:

	For	Withheld	Broker Non- Votes
Michael Hexner	13,720,831	742,864	12,331,071
David Ludwig	14,201,276	262,419	12,331,071
William Burnham	14,211,037	252,658	12,331,071

UHY LLP was ratified as the Company’s independent auditor for the fiscal year ending December 31, 2023. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
25,964,656	19,007	811,103	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE GLOBAL INC.

Date: June 20, 2023	By:	/s/ Ross Dove
Name: Ross Dove
Title: Chief Executive Officer